                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, (the "Registration Statement") for the registration of Guarantees of $4,000,000,000 of debt securities to be issued by U S WEST Capital Funding, Inc.; and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES
T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of October 1996.


                                          /s/ RICHARD D. McCORMICK
                                          -------------------------------
                                          Richard D. McCormick
                                          Chairman of the Board, Chief
                                          Executive Officer and President


                                          /s/ MICHAEL P. GLINSKY
                                          -------------------------------
                                          Michael P. Glinsky
                                          Executive Vice President and
                                          Chief Financial Officer

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, (the "Registration Statement") for the registration of Guarantees of $4,000,000,000 of debt securities to be issued by U S WEST Capital Funding, Inc.; and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES
T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of October 1996.

/s/ REMEDIOS DIAZ-OLIVER                    /s/ RICHARD D. MCCORMICK
--------------------------------            --------------------------------
Remedios Diaz-Oliver                        Richard D. McCormick

/s/ GRANT A. DOVE                           /s/ MARILYN C. NELSON
--------------------------------            --------------------------------
Grant A. Dove                               Marilyn C. Nelson

/s/ ALLAN D. GILMOUR                        /s/ FRANK P. POPOFF
--------------------------------            --------------------------------
Allan D. Gilmour                            Frank P. Popoff

/s/ PIERSON M. GRIEVE                       /s/ JERRY O. WILLIAMS
--------------------------------            --------------------------------
Pierson M. Grieve                           Jerry O. Williams

/s/ ALLEN F. JACOBSON
--------------------------------
Allen F. Jacobson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST Capital Funding, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, (the "Registration Statement") for the registration of $4,000,000,000 of debt securities to be issued by the Company; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints STEPHEN E. BRILZ as attorney for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of October, 1996.


                              /s/ MICHAEL P. GLINSKY
                              -----------------------------------------
                              Michael P. Glinsky
                              Director


                              /s/ JAMES T. ANDERSON
                              -----------------------------------------
                              James T. Anderson
                              President and Director


                              /s/ RAHN K. PORTER
                              -----------------------------------------
                              Rahn K. Porter
                              Vice President and Treasurer


                              /s/ JAMES R. TAUCHER
                              -----------------------------------------
                              James R. Taucher
                              Vice President and Controller